UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 3, 2016

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On March 3, 2016, James Holte was named as a Class B Director of FBL Financial Group, Inc. (the "Company"). Mr. Holte currently serves as President of the Wisconsin Farm Bureau Federation.

The Company's Class B shareholders are parties to a shareholders' agreement providing that with respect to the Company's six Class B Directors, five shall be presidents of a state Farm Bureau federation which is, or whose affiliate is, a Class B shareholder, and one may be an officer of a state Farm Bureau federation which is, or whose affiliate is, a Class B shareholder. Mr. Holte will be entitled to receive the same compensation as other Class B Directors, as described under the heading "Compensation of Non-Employee Directors" in the Company's most recent definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
Registrant

Date: March 3, 2016

/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer